EQUITRUST LIFE INSURANCE COMPANY
EquiTrust Life Annuity Account
Supplement Dated June 15, 2009
to the Prospectus For
Nonparticipating Variable Deferred Annuity Contract
(Dated May 1, 2009)

This supplement updates certain information about the nonparticipating variable deferred annuity contract (the "Contract") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Contract Administrative Charge Waiver

Effective July 1, 2009, we will increase the amount of the initial premium payment and Accumulated Value necessary for a waiver of the monthly Contract Administrative Charge from $40,000 to $100,000 for all Contracts.

On page 5, in the section entitled, "FEE TABLES," the second paragraph, footnote (3) is amended to read as follows:

We deduct the Contract Administrative Charge on each Monthly Anniversary.
We currently waive the deduction of the Contract Administrative Charge on the Contract Date where the initial premium payment is $100,000 or more and for Contracts whose Accumulated Value is $100,000 or more on the most recent Contract Anniversary.

On page 10, in the section entitled, "CHARGES AND DEDUCTIONS," the last paragraph is amended to read as follows:

Contract Administrative Charge. We deduct a monthly administrative charge of $4, (see "CHARGES AND DEDUCTIONS-Contract Administrative Charge"). We currently waive this charge:

* on the Contract Date with an initial premium payment of $100,000 or greater;
  or
* if your Accumulated Value is $100,000 or greater on your most recent Contract Anniversary.

We may terminate or modify this waiver at any time.

On page 41, in the section entitled, "Contract Administrative Charge," the paragraph is amended to read as follows:

Contract Administrative Charge

We currently deduct a Contract Administrative Charge of $4 on each Monthly Anniversary. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We do not assess this charge during the annuity payment period.

We currently waive the contract administrative charge as follows:

* on the Contract Date with an initial premium payment of $100,000 or greater;
  or
* if your Accumulated Value is $100,000 or greater on your most recent Contract Anniversary.

We may terminate or modify this waiver at any time.

Guaranteed Minimum Income Benefit Rider Charge

Effective July 1, 2009, we will increase the current charge for the Guaranteed Minimum Income Benefit Rider for new Contracts issued on or after July 1, 2009. The guaranteed maximum charge for the Guaranteed Minimum Income Benefit Rider will remain unchanged and the same for all Contracts.

On page 5, in the section entitled "FEE TABLES," the following table sets forth the new current charge for the Guaranteed Minimum Income Benefit Rider as follows:

Optional Rider Charges			Guaranteed Maximum	Current Charge
(as a percentage of Accumulated Value)

Guaranteed Minimum Income Benefit
Rider Charge(5)*			       0.08%		    0.055%

*If your Contract was issued prior to July 1, 2009, the current charge for the Guaranteed Minimum Income Benefit Rider is 0.04%. On page 11, in the section entitled "Guaranteed Minimum Income Benefit Charge," the paragraph is amended to read as follows:

Guaranteed Minimum Income Benefit Charge. We currently deduct a charge for the Guaranteed Minimum Income Benefit Rider equal to 0.055% of Accumulated Value on each Monthly Anniversary. (If your Contract was issued prior to July 1, 2009, the Guaranteed Minimum Income Benefit Rider Charge is 0.04%.)
The charge will never exceed 0.08% of Accumulated Value on a Monthly Anniversary. See "CHARGES AND DEDUCTIONS-Guaranteed Minimum Income Benefit Rider Charge" for a description of the charge for the Guaranteed Minimum Income Benefit Rider.

On page 42, in the section entitled "Guaranteed Minimum Income Benefit Rider Charge," the paragraph is amended to read as follows:

Guaranteed Minimum Income Benefit Rider Charge

We currently deduct a charge for the Guaranteed Minimum Income Benefit Rider ("GMIB Rider") equal to 0.055% of your Accumulated Value on each Monthly Anniversary. (If your Contract was issued prior to July 1, 2009, the Guaranteed Minimum Income Benefit Rider Charge is 0.04%.) The charge will never exceed 0.08% of Accumulated Value. The charge helps compensate us for the mortality and investment risks we assume in guaranteeing minimum fixed monthly payments upon annuitization as set forth under the GMIB Rider.


If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.